Summary of Significant Accounting Policies and Basis of Presentation (Tables)	6 Months Ended
Jun. 30, 2026
Summary of Significant Accounting Policies and Basis of Presentation [Abstract]
Schedule of Financial Assets and Liabilities Measured Fair Value

The Company’s financial instruments consist mainly of cash and cash equivalents, short and long-term deposits, restricted deposit, accounts receivable, accounts payable, accrued expenses and other liabilities. The fair value of these financial instruments approximates their carrying value.

	Balance as of June 30, 2026
	Level 1	Level 2	Level 3	Total
Liabilities:
Short-term loan	-	-	2,919	2,919
Contingent short-term earnout liability (**)	-	-	293	293
Contingent long-term earnout liability (**)	-	-	84	84
Total liabilities	-	-	3,296	3,296

	Balance as of December 31, 2025
	Level 1	Level 2	Level 3	Total
Assets:
Money market funds (*)	-	257	-	257

Total assets	-	257	-	257

Liabilities:
Short-term loan	-	-	3,116	3,116
Contingent short-term earnout liability (**)	-	-	304	304
Contingent long-term earnout liability (**)	-	-	173	173
Total liabilities	-	-	3,593	3,593
(*)	As of December 31, 2025, approximately $257 thousand of money market funds were classified under “Cash and Cash equivalents” in the consolidated balance sheets as such securities met all applicable classification criteria.

(**)	The income valuation approach is applied, and the valuation inputs include the contingent payment arrangement terms, discount rate and probability assessments.

Schedule of Financial Liabilities Where Fair Value Measurements	The following table summarizes the activity for those financial liabilities where fair value measurements are estimated utilizing Level 3 inputs:

	June 30, 2026	December 31, 2025
	(U.S. $ in thousands)
Fair value at the beginning of the period	$477	$-
Initial recognition of earnout liabilities	-	470
Change in fair value of earn out liabilitity obligation	27	7
Payment of earnout liabilities	(127)	-
Fair value at the end of the period	$377	$477